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Exhibit 21 - List of Subsidiaries at December 31, 2004:

            Regions Bank (1)
            Morgan Keegan & Company, Inc. (5)
            MK Asset, Inc.(7)
            MK Licensing, Inc. (7)
            Southpoint Structured Assets, Inc. (7)
            MK Holding, Inc. (2)
            Athletic Resource Management , Inc. (5)
            Morgan Keegan Fund Management, Inc. (5)
            Morgan Asset Management, Inc. (5)
            Wealthtrust, Inc. (5)
            Merchant Bankers, Inc. (5)
            Morgan Keegan Mortgage Company, Inc. (5)
            Morgan Keegan Municipal Products, Inc. (7)
            Morgan Keegan Municipal Products II, Inc. (7)
            Morgan Properties LLC (5)
            Regions Morgan Keegan Trust Company, FSB (13)
            Morgan Keegan Insurance Agency of Alabama, Inc. (2) Morgan Keegan Insurance Agency of Louisiana, Inc. (6) Morgan Keegan Insurance Agency of Arkansas, Inc. (8) MK Investment Management, Inc. (7)
            Morgan Keegan Funding Corporation (5)
            Cumberland Securities Company, Inc. (5)
            Regions Financial Leasing, Inc. (2)
            Regions Agency, Inc. (2)
            Regions Acceptance, LLC (2)
            Regions Life Insurance Company (3)
            Regions Agency, Inc. (Louisiana) (6)
            Regions Title Company, Inc. (5)
            MCB Life Insurance Company (5)
            Credit Source, Inc. (5)
            Regions Interstate Billing Service, Inc. (2)
            Regions Asset Management Company, Inc. (2)
            RAMCO - FL Holding, Inc. (2)
            Regions Asset Holding Company (2)
            Regions Asset Company (7)
            Regions Licensing Company (7)
            Regions Investment Management Holding Company (7) Regions Investment Management Company (7)
            Regions Financial (DE), Inc. (7)
            Regions Insurance Agency of Arkansas (8)
            Regions Insurance Group, Inc. (5)
            Rebsamen Insurance, Inc. (8)
            Rebsamen Insurance / Fort Smith, Inc. (8)
            Rebsamen Insurance / Springdale, Inc. (8)
            Newell and Company, Inc. (8)
            Greater Louisiana Agency, Inc. (5)
            PALFED Investment Services, Inc. (9)
            EFC Holdings Corporation (10)
            EquiFirst Corporation (10)
            EquiFirst Mortgage Corporation (10)
            Money America, Inc. (10)
            EquiFirst Mortgage Corporation of Minnesota (11) Regions Reinsurance Corporation (12)
            Fundexpress, Inc. (7)
            UP Energy Investments, Inc. (7)

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            Union Planters Bank, National Association (15)
            Union Planters Mortgage Finance Corporation (7)
            Colonial Loan Association (5)
            Quatre Corporation (16)
            Magna Data Services, Inc. (17)
            Leader Funding Corporation III (7)
            UPTENCO, Inc. (5)
            UPARTCO, LP (5)
            UP Mortgages GP (14)
            UPBNA Holdings, Inc. (7)
            UPB Holdings, Inc. (7)
            Union Planters Preferred Funding Corp. (7)
            Union Planters Preferred Funding II Corp. (7)
            UPB Investments, Inc. (5)
            UPIB, Inc. (7)
            MICB, Inc. (7)
            PFIC Corporation (5)
            PFIC North Carolina Agency, Inc. (10)
            PFIC Pennsylvania Agency, Inc. (18)
            Union Planters Insurance Agency of Georgia, Inc. (4)
            PFIC Florida Agency, Inc. (14)
            Union Planters Insurance Agency of Texas (19)
            PFIC Arizona Agency, Inc. (20)
            Union Planters Insurance Agency, Inc. (8)
            Union Planters Insurance Agency of Florida, Inc. (14)
            Union Planters Insurance Agency, Inc. (2)
            PFIC Tennessee Agency, Inc. (5)
            Union Planters Insurance of North Carolina, Inc. (10)
            PFIC New York Agency, Inc. (21)
            PFIC Indiana Agency DBA Union Planters Insurance Agency, Inc. (22) PFIC Iowa Agency, Inc. (23)
            Union Planters Insurance Agency, Inc. (24)
            Union Planters Insurance Agency, Inc. (23)
            PFIC Mississippi Agency, Inc. (24)
            Navigator Agency Incorporated (19)
            PFIC Michigan Agency, Inc. (25)
            PFIC Securities Corporation (5)
            PFIC Arkansas Agency, Inc. (8)
            PFIC Ohio Agency, Inc.  (26)
            PFIC Agency, Inc. (17)
            PFIC Oregon Agency, Inc. (27)
            PFIC Corporation of Kentucky (28)
            PFIC Virginia Agency, Inc. (29)
            PFIC Agency New Mexico, Inc. (30)
            PFIC Missouri Agency, Inc. (16)
            PFIC Georgia Agency, Inc. (4)
            PFIC Louisiana Agency, Inc. (6)
            PFIC Alabama Agency, Inc. (2)
            PFIC Wisconsin Agency, Inc. (31)
            Union Planters Insurance Agency, Inc. (5)
            Planters Holding, Inc. (16)
            CID Holding Company (5)
            Union Planters Home Equity Corporation (7)
            UP Investments LP (5)
            Union Planters Hong Kong, Inc. (5)

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            Union Planters Hong Kong Trade Services Limited (33)
            Planters Enterprise Holding, Inc. (17)
            Planters Enterprise of Illinois, Inc. (17)
            Capital Factors Holdings, Inc. (14)
            CF One, Inc. (7)
            CF Investor Corporation (7)
            CF Two LLC (7)
            Capital Factors, Inc. (14)
            Capital Tempfunds, Inc. (10)
            CF Funding Corporation (7)
            Strategic Outsourcing, Inc. (7)
            FLSUB-62 (14)
            GASUB-53, Inc. (4)
            AZSUB-51, Inc. (20)
            NYSUB-54, Inc. (21)
            ALSUB-36, Inc. (2)
            NY-SUB-55, Inc. (21)
            CASUB-56, Inc. (34)
            AZSUB-49, Inc. (20)
            KSSUB-57, Inc. (35)
            INSUB-48, Inc. (22)
            COSUB-58, Inc. (36)
            MOSUB-47, Inc. (16)
            TXSUB-59, Inc. (19)
            CASUB-60, Inc. (34)
            GASUB-45, Inc. (4)
            Affiliated Risk Management, Inc. (10)
            FLSUB-44, Inc. (14)
            FLSUB-43, Inc. (14)
            ILSUB-42, Inc.  (17)
            SOI-31 of AR, Inc. (8)
            WISUB-41, Inc. (31)
            SOI-29 of AR, Inc. (8)
            Real Solutions, Inc. (20)
            SOI-28 of TX, Inc. (19)
            MOSUB-40, Inc. (16)
            SOI-27 of CA, Inc. (34)
            WISUB-39, Inc. (31)
            FLSUB-38, Inc. (14)
            SOI-24 of Arkansas (8)
            FLSUB-37, Inc.  (14)
            SOI-23 of Florida  (14)
            ALSUB-35, Inc. (2)
            FLSUB-34, Inc. (14)
            SOI-21 of Oklahoma (37)
            TNSUB-33, Inc. (5)
            SOI of Arkansas, Inc. (8)
            SOI-32 of TN, Inc. (5)
            SOI-30 of TX, Inc. (19)
            SOI-18 of North Carolina, Inc. (10)
            SOI-17 of Tennessee, Inc. (5)
            SOI-16 of Tennessee, Inc. (5)
            SOI-15 of North Carolina, Inc. (10)
            Outsource Management, Inc. (17)
            Summitt Services of Georgia, Inc. (4)
            EOI, Inc. (4)
            Summitt Services of Tennessee, Inc. (7)
            Amlease Corporation (7)

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            Summitt Services, Inc. (32)
            SOI of GA, Inc. (4)
            FLSUB-67, Inc. (14)
            Mayberry HR Outsourcing, Inc. (10)
            Rocky Top HR Outsourcing, Inc. (5)
            TXSUB-64, Inc. (19)
            FLSUB-65, Inc. (14)
            Route 66 HR Outsourcing, Inc. (34)



(1) Affiliate state bank in Alabama chartered under the banking laws of Alabama.

(2) Bank-related subsidiary organized under the Business Corporation Act of the state of Alabama.

(3) Bank-related subsidiary incorporated under the laws of the state of Arizona and doing business principally in the state of Alabama.

(4) Bank-related subsidiary incorporated under the laws of the state of Georgia.

(5) Bank-related subsidiary incorporated under the laws of the state of Tennessee.

(6) Bank-related subsidiary incorporated under the laws of the state of Louisiana.

(7) Bank-related subsidiary incorporated under the laws of the state of Delaware.

(8) Bank-related subsidiary incorporated under the laws of the state of Arkansas.

(9) Bank-related subsidiary incorporated under the laws of the state of South Carolina.

(10) Bank-related subsidiary incorporated under the laws of the state of North Carolina.

(11) Bank-related subsidiary incorporated under the laws of the state of Minnesota.

(12) Bank-related subsidiary incorporated under the laws of the state of Vermont.

(13)     Federal Savings Bank incorporated under the laws of the United States.

(14) Bank-related subsidiary incorporated under the laws of the state of Florida.

(15)     National Bank incorporated under the laws of the United States.

(16) Bank-related subsidiary incorporated under the laws of the state of Missouri.

(17) Bank-related subsidiary incorporated under the laws of the state of Illinois.

(18) Bank-related subsidiary incorporated under the laws of the state of Pennsylvania.

(19) Bank-related subsidiary incorporated under the laws of the state of Texas.

(20) Bank-related subsidiary incorporated under the laws of the state of Arizona.

(21)     Bank-related subsidiary incorporated under the laws of the state of New
         York.

(22) Bank-related subsidiary incorporated under the laws of the state of Indiana.

(23) Bank-related subsidiary incorporated under the laws of the state of Iowa.

(24) Bank-related subsidiary incorporated under the laws of the state of Mississippi.

(25) Bank-related subsidiary incorporated under the laws of the state of Michigan.

(26) Bank-related subsidiary incorporated under the laws of the state of Ohio.

(27) Bank-related subsidiary incorporated under the laws of the state of Oregon.

(28) Bank-related subsidiary incorporated under the laws of the state of Kentucky.

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(29)     Bank-related subsidiary incorporated under the laws of the state of
         Virginia.

(30) Bank-related subsidiary incorporated under the laws of the state of New Mexico.

(31) Bank-related subsidiary incorporated under the laws of the state of Wisconsin.

(32) Bank-related subsidiary incorporated under the laws of the state of New Jersey.

(33) Bank-related subsidiary incorporated under the laws of the state of the Peoples' Republic of China.

(34) Bank-related subsidiary incorporated under the laws of the state of California.

(35) Bank-related subsidiary incorporated under the laws of the state of Kansas.

(36) Bank-related subsidiary incorporated under the laws of the state of Colorado.

(37) Bank-related subsidiary incorporated under laws of the state of Oklahoma.